UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Non-Traditional Strategies Fund

Semi-Annual Report March 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Tactical Market Opportunities Fund	NTMAX	NTMCX	FGTYX

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 22, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Tactical Market Opportunities Fund

The Nuveen Tactical Market Opportunities Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. During this reporting period, the team of managers included Keith B. Hembre, CFA, Derek B. Bloom, CFA, and David A. Friar.

Here the portfolio managers discuss key investment strategies and the performance of the Fund for the six-month reporting period ended March 31, 2015.

How did the Fund perform during the six-month reporting period ended March 31, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the six-month, one-year and since inception periods ended March 31, 2015. The Fund’s Class A Shares at net asset value (NAV) underperformed the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper classification average over the six-month reporting period. Shareholders should note that the performance of the Lipper classification represents the overall average of returns for funds that invest in a wide range of asset classes, making direct comparisons less meaningful.

What strategies were used to manage the Fund and how did these strategies influence performance for the six-month reporting period ended March 31, 2015?

The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 400 basis points on an annualized basis. To accomplish the Fund’s goal, we are able to invest in a variety of asset classes, long or short, throughout the world including alternative asset classes, such as currencies and commodities, and investment tools such as the VIX (Chicago Board Options Exchange (CBOE) Volatility Index) to take advantage of market opportunities, to further diversify the Fund or as part of our volatility management strategies. We focus on generating returns in the portfolio in three ways: income oriented positions, market directional positions and long and short relative value positions (spread trades) that produce returns through differential performance. The Fund may gain exposure to its asset classes by: investing in derivative instruments and exchange-traded funds (ETFs); creating custom baskets of securities; and investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

During this six-month reporting period, the Fund was defensively positioned to broad market exposure and focused on return generation from long/short positioning and other selective exposures. Although the Fund started the calendar year 2014 on pace to meet its longer term return objectives, its underperformance in the final three months of the year resulted in an annual return that was moderately below target. Most of this performance shortfall, however, was made up in the first three months of 2015, which helped to put the Fund back on pace toward meeting its longer term objectives.

Energy and energy-related securities as well as a long international equities/short domestic equities trade were the biggest detractors from performance during the October-December 2014 timeframe. Exposure to energy included a modest allocation to USO (Oil ETF) and peso-denominated Mexican bonds. Although the yields on the Mexican bonds ended up lower during December, it was the Mexican peso that weakened materially. Fortunately, the Fund maintained a partial hedge on the Mexican peso that offset a significant portion of the underperformance. Additionally, a small allocation in December to USO proved to be too early, however,

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

we were able to take advantage of extremely high levels of volatility in oil to sell options at elevated prices. This worked to partially hedge the Fund’s energy exposure and mitigate downside risk. We continue to hold modest allocations to energy in tandem with an option-selling strategy to take advantage of the extremely high volatility environment in energy.

Another key detractor during the reporting period reflected positioning to benefit from a narrowing of the spread between higher yielding government bonds, such as U.S. and Australian Treasuries, and the low yield of German bunds. Although the spread between U.S. 10-year Treasuries and German bunds was near record highs to start the year, it continued to widen modestly throughout the quarter as German bund yields reached record lows. As such, the positive performance from U.S. and Australian bonds was more than offset by the negative performance of the German bund hedge. We anticipate this source of drag on the Fund’s returns will be recouped as the year moves forward and have moderately expanded the position.

We believe broad based market opportunities are very limited as of the end of the reporting period. Most asset classes are very expensive, offer limited near term positive return potential and are subject to significant downside risk. Some segments remain reasonably attractive, such as high yield municipal bonds, mortgage real estate investment trusts (REITs), Mexican bonds and longer dated Australian Treasury futures (FX hedged), therefore, we are maintaining a moderate degree of long positioning in these sectors. Although there may be volatility in the short term, we believe the income generated from these positions should be high enough to compensate for fluctuations in price.

In other segments of the market, we believe directional exposure offers a relatively poor tactical risk and reward tradeoff. Therefore, the Fund is positioned to benefit from either relative performance differentials across market segments or from corrective price movements. International equities relative to U.S. equities are a primary example of this positioning in the portfolio. We are structured to benefit from a narrowing of the spread between U.S. Treasuries and German bunds. This spread is near the widest on record and our view is that further widening is unlikely. We believe the same is true for Australian Treasury futures. We have positioned the Fund to benefit from corrective moves in domestic equities as earnings have contracted and the Federal Reserve contemplates monetary tightening.

We continue to hold a modest long U.S. dollar position in excess of the amount needed to hedge foreign currency exposure elsewhere in the portfolio. While our view on the U.S. dollar is for further strength, current levels suggest a more modest allocation.

Volatility premiums in some segments of the market are attractive and will likely remain elevated throughout the year. Writing options to harvest these premiums has become a more significant component of the Fund, particularly in the energy space, select segments of the equity market and for long-term Treasury exposure. By selectively writing calls or puts on a diverse set of ETFs, we believe we can enhance the overall performance of the Fund on a monthly basis while limiting risk. This will be a key element of achieving the Fund’s return objectives in the current environment, given the likely limited return opportunities from long only exposures. We believe we will need to be active in dynamically adjusting positions in the coming months and that an increase in market volatility should benefit active, flexible strategies relative to long only, benchmark constrained strategies.

Throughout the reporting period, we continued to use equity, interest rate and currency futures contracts, which were used to manage country and style exposures as well as implement various absolute return, tactical market and hedging strategies in the Fund. We also utilized equity put and call options to generate returns and manage the Fund. These put and call options were used to implement views on the direction of implied market volatility as well as hedge against a decline or increase in the market, respectively. Overall, these derivative positions were meaningful contributors to performance during the reporting period.

6	Nuveen Investments

Risk Considerations

Nuveen Tactical Market Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund will achieve its investment objective and the portfolio managers’ asset allocation decisions may adversely affect Fund performance. Absolute return funds are not intended to outperform stocks and bonds during market rallies. The Fund is exposed to the risks of the underlying derivative instruments, ETFs, U.S. Treasury bonds, foreign government bonds, commodities, and short-term securities that may be held in the portfolio. These risks include market risk, frequent trading risk, liquidity risk, interest rate risk, and credit risk. The credit risk and liquidity risk is heightened for non-investment grade or high yield securities. The use of derivatives involves substantial financial risks and transaction costs. Commodities may be highly volatile and foreign investments are subject to additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Nuveen Investments	7

THIS PAGE INTENTIONALLY LEFT BLANK

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Tactical Market Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 20151

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(0.90)%	0.57%	1.29%
Class A Shares at maximum Offering Price	(6.61)%	(5.22)%	(0.17)%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%	0.03%	0.07%
Lipper Flexible Portfolio Funds Classification Average	1.85%	3.06%	6.15%

Class C Shares	(1.25)%	(0.14)%	0.52%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class I Shares	(0.73)%	0.83%	2.38%	2.52%

Since inception returns for Class A and Class C Shares and for the comparative index and Lipper category average, are from 2/24/11. Since inception returns for Class I Shares are from 12/30/09. Indexes and Lipper averages are not available for direct investments.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	1.38%	2.13%	1.13%

1	The Fund is an absolute return product designated to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 400 basis points over a reasonable period of time.

10	Nuveen Investments

Holding

Summaries as of March 31, 2015

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Tactical Market Opportunities Fund

Fund Allocation1

(% of net assets)

Exchange-Traded Funds	41.2%
Sovereign Debt	6.6%
Money Market Funds	32.0%
U.S. Government and Agency Obligations	19.8%
Other Assets Less Liabilities	0.4%
Net Asset	100%

Portfolio Allocation2,3

Long-Fixed Income	43.7%
Short-Fixed Income	(25.7)%
Net Fixed Income	18.0%
Long Equity	29.2%
Short Equity	(37.4)%
Net Equity	(8.2)%
Long Currency	3.5%
Short Currency	(3.3)%
Net Currency	0.2%
Long Commodity	0.3%

Top 5 Long Positions5

Australian 10-Year Bond	11.0%
U.S. 10-Year Treasury Note	8.7%
Technology Select Sector SPDR Fund	5.9%
Market Vectors High Yield Municipal Index ETF	5.0%
iShares Mortgage Real Estate Capped ETF	4.6%

Top 5 Short Positions5

S&P 500 E-Mini	(19.5)%
Euro-Bund	(18.9)%
Russell 2000 Mini Index	(8.3)%
U.S. 5-Year Treasury Note	(4.6)%
Mini MSCI Emerging Markets	(3.4)%

Total Exposure4

Total Long Exposure	76.7%
Total Short Exposure	66.4%
Total Net Exposure	10.3%
Total Gross Exposure	143.1%

1	Fund Allocation reports the percentage breakdown of the Fund’s cash investment as shown in the Fund’s portfolio of investments.

2	Portfolio Allocation reflects the investment exposure of the Fund by asset class investment category, including both cash positions and futures positions. The table reflects the market value of long-term cash investments and the notional value of both long and short futures contracts as presented in the Fund’s portfolio of investments as a percentage of total investments, but does not reflect the exposure associated with options.

3	Percentages are calculated based upon the market value of total investments as presented in the Fund’s portfolio of investments.

4	Net exposure provides an indication of the Fund’s directional exposure to the market at period end and reflects the value of the portfolio’s long positions minus the short positions across asset class investment categories. This is an indication of the Fund’s sensitivity to market movements. Gross exposure provides an indication of the total gross value of the Fund’s market investment exposure reflecting a summation of the absolute value of all long and short positions in the portfolio across asset class investment categories. This is an indication of the scale of the Fund’s total investment positions regardless of direction.

5	The top 5 long and short positions reflect the market value of long-term cash investments and the notional value of futures contracts as presented in the Fund’s portfolio of investments, but does not reflect the exposure associated with options.

Nuveen Investments	11

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2015.

The beginning of the period for the Fund is October 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These exchange-traded fees and expenses are not included in the expenses shown in the table.

Nuveen Tactical Market Opportunities Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$991.00	$987.50	$992.70
Expenses Incurred During Period	$5.86	$9.56	$4.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.05	$1,015.31	$1,020.29
Expenses Incurred During Period	$5.94	$9.70	$4.68

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93% and 0.93% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

Portfolio of Investments	March 31, 2015 (Unaudited)

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 47.8%

	EXCHANGE-TRADED FUNDS – 41.2%

	Commodity Funds – 0.3%

15,300	United States Oil Fund, LP, (3)	$257,652
	Total Commodity Funds (cost $278,212)	257,652

	Equity Funds – 23.6%

30,800	Consumer Staples Select Sector SPDR Trust	1,501,192

6,700	Energy Select Sector SPDR Trust	519,786

100,000	Financial Select Sector SPDR Trust	2,411,000

41,300	Health Care Select Sector SPDR Trust	2,994,250

350,000	iShares Mortgage Real Estate Capped ETF	4,091,500

12,000	iShares MSCI Australia ETF	274,320

4,000	iShares MSCI Finland Capped ETF	135,000

27,000	iShares MSCI Germany ETF	805,680

14,000	iShares MSCI Hong Kong ETF	307,020

25,000	iShares MSCI Japan ETF	313,250

7,500	iShares MSCI Mexico Capped ETF, (3)	434,700

13,000	iShares MSCI Sweden ETF	435,240

15,500	iShares MSCI United Kingdom ETF	279,155

29,500	iShares U.S. Telecommunications ETF	891,490

9,200	SPDR Utilities Select Sector Fund	408,756

125,700	Technology Select Sector SPDR Fund	5,209,008
	Total Equity Funds (cost $18,874,880)	21,011,347

	Fixed Income Funds – 17.3%

24,600	iShares Core U.S. Aggregate Bond ETF	2,741,178

8,300	iShares J.P. Morgan USD Emerging Markets Bond ETF	930,596

22,650	iShares National AMT-Free Muni Bond ETF	2,505,090

141,760	Market Vectors High Yield Municipal Index ETF	4,442,758

100,170	PowerShares CEF Income Composite Portfolio	2,389,055

83,000	PowerShares Emerging Markets Sovereign Debt Portfolio	2,358,860
	Total Fixed Income Funds (cost $15,290,119)	15,367,537
	Total Exchange-Traded Funds (cost $34,443,211)	36,636,536

Nuveen Investments	13

Nuveen Tactical Market Opportunities Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		SOVEREIGN DEBT – 6.6%

		Mexico – 6.6%

30,000	MXN	Mexico Bonos de DeSarrollo	8.000%	6/11/20	A	$2,199,860

54,000	MXN	Mexico Bonos de DeSarrollo	6.500%	6/09/22	A	3,700,552
84,000	MXN	Total Sovereign Debt (cost $7,383,834)				5,900,412
		Total Long-Term Investments (cost $41,827,045)				42,536,948

Shares/ Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		SHORT-TERM INVESTMENTS – 51.8%

		Money Market Funds – 32.0%

28,464,312		First American Treasury Obligations Fund, Class Z	0.000% (6)	N/A	N/A	$28,464,312

		U.S. Government and Agency Obligations – 19.8%

$17,600		U.S. Treasury Bills, (3)	0.000%	11/12/15	AAA	17,582,946
		Total Short-Term Investments (cost $46,049,634)				46,047,258
		Total Investments (cost $87,876,679) – 99.6%				88,584,206
		Other Assets Less Liabilities – 0.4% (7)				349,714
		Net Assets – 100%				$88,933,920

Investments in Derivatives as of March 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond	Long	131	6/15	$9,746,127	$41,878	$299,612
Euro-Bund	Short	(98)	6/15	(16,729,189)	(29,505)	(202,519)
FTSE 100 Index	Short	(13)	6/15	(1,297,242)	22,080	4,405
Long Gilt	Short	(11)	6/15	(1,970,317)	(327)	(35,757)
Mexican Peso	Short	(90)	6/15	(2,938,050)	(3,150)	(81,838)
Mini MSCI EAFE Mini Index	Short	(13)	6/15	(1,189,435)	19,630	(13,028)
Mini MSCI Emerging Markets	Short	(62)	6/15	(3,014,440)	8,370	(107,084)
NASDAQ 100 E-Mini	Short	(34)	6/15	(2,944,060)	29,240	(18,802)
Nikkei 225 Index	Long	5	6/15	481,625	(9,125)	10,352
OMX Stockholm 30 Index	Long	70	4/15	1,347,631	(14,427)	5,141
Russell 2000 Mini Index	Short	(59)	6/15	(7,368,510)	15,930	(107,292)
S&P 500 E-Mini	Short	(168)	6/15	(17,310,720)	124,320	(37,323)
S&P MidCap 400 E-Mini	Long	20	6/15	3,039,600	(9,400)	52,157
U.S. 10-Year Treasury Note	Long	60	6/15	7,734,375	18,750	54,224
U.S. 5-Year Treasury Note	Short	(34)	6/15	(4,087,172)	(6,906)	(26,382)
U.S. Dollar Index	Long	31	6/15	3,058,491	11,780	(16,818)
				$(33,441,286)	$219,138	$(220,952)
*	The aggregate Notional Amount at Value of long and short positions is $25,407,849 and $(58,849,135), respectively.

Options Purchased outstanding:

Option Type	Number of Contracts	Description	Counterparty	Notional Amount (8)	Expiration Date	Strike Price	Value
Call	90	iShares iBoxx $ High Yield Corporate Bond ETF	Goldman Sachs	$819,000	4/18/15	$91.0	$2,250
	90	Total Options Purchased (premiums paid $6,034)		$819,000			$2,250

14	Nuveen Investments

Options Written outstanding:

Option Type	Number of Contracts	Description	Counterparty	Notional Amount (8)	Expiration Date	Strike Price	Value
Put	(75)	iShares MSCI Brazil Capped ETF	Goldman Sachs	$(206,250)	4/18/15	$27.5	$(675)
Call	(75)	iShares MSCI Mexico Capped ETF	Goldman Sachs	(461,250)	4/18/15	61.5	(225)
Put	(125)	Market Vectors Gold Miners ETF	Goldman Sachs	(212,500)	4/18/15	17.0	(2,125)
Put	(130)	Market Vectors Russia ETF	Goldman Sachs	(195,000)	4/18/15	15.0	(975)
Put	(350)	PowerShares DB US Dollar Index Bullish ETF	Goldman Sachs	(875,000)	4/18/15	25.0	(875)
Call	(54)	United States Oil Fund, LP	Goldman Sachs	(91,800)	4/18/15	17.0	(3,564)
Call	(99)	United States Oil Fund, LP	Goldman Sachs	(163,350)	4/18/15	16.5	(9,306)
Put	(260)	United States Oil Fund, LP	Goldman Sachs	(390,000)	4/18/15	15.0	(5,460)
Put	(100)	United States Oil Fund, LP	Goldman Sachs	(120,000)	4/18/15	12.0	(50)
Put	(50)	Utilities Select Sector SPDR Fund	Goldman Sachs	(210,000)	4/18/15	42.0	(650)
	(1,318)	Total Options Written (premiums received $28,028)		$(2,925,150)			$(23,905)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A	Not Applicable

CEF	Closed-End Fund

EAFE	Europe, Australasia and Far East

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International Inc.

MXN	Mexican Peso

NASDAQ	National Association of Securities Dealers Automated Quotations

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depositary Receipts

USD	United States Dollar

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of

Assets and Liabilities	March 31, 2015 (Unaudited)

Assets
Long-term investments, at value (cost $41,827,045)	$42,536,948
Short-term investments, at value (cost $46,049,634)	46,047,258
Cash	9,960
Options purchased, at value (premiums paid $6,034)	2,250
Cash collateral at brokers (1)	345,000
Receivable for:
Interest	111,931
Shares sold	245
Variation margin on futures contracts	291,978
Other assets	35,564
Total assets	89,381,134
Liabilities
Options written, at value (premiums received $28,028)	23,905
Payable for:
Investments purchased	222,239
Shares redeemed	10,919
Variation margin on futures contracts	72,840
Accrued expenses:
12b-1 distribution and service fees	5,291
Directors fees	3,348
Management fees	58,514
Shareholder reporting expenses	29,430
Other	20,728
Total liabilities	447,214
Net assets	$88,933,920
Class A Shares
Net assets	$5,488,305
Shares outstanding	520,321
Net asset value (“NAV”) per share	$10.55
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$11.19
Class C Shares
Net assets	$4,766,960
Shares outstanding	458,525
NAV and offering price per share	$10.40
Class I Shares
Net assets	$78,678,655
Shares outstanding	7,429,519
NAV and offering price per share	$10.59
Net assets consist of:
Capital paid-in	$97,281,331
Undistributed (Over-distribution of) net investment income	189,815
Accumulated net realized gain (loss)	(9,021,574)
Net unrealized appreciation (depreciation)	484,348
Net assets	$88,933,920
Authorized shares – per class	2 Billion
Par value per share	$0.0001

(1)	Cash pledged as collateral for investments in derivatives in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Portfolio of Investments.

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of

Operations	Six Months Ended March 31, 2015 (Unaudited)

Investment Income	$978,275
Expenses
Management fees	353,752
12b-1 service fees – Class A Shares	7,843
12b-1 distribution and service fees – Class C Shares	26,246
Shareholder servicing agent fees	15,900
Custodian fees	6,117
Directors fees	1,533
Professional fees	15,500
Shareholder reporting expenses	10,485
Federal and state registration fees	22,396
Other	1,076
Total expenses	460,848
Net investment income (loss)	517,427
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(191,573)
Futures contracts	248,625
Options purchased	(19,325)
Options written	342,262
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(930,022)
Futures contracts	(712,060)
Options purchased	(3,784)
Options written	4,123
Net realized and unrealized gain (loss)	(1,261,754)
Net increase (decrease) in net assets from operations	$(744,327)

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 3/31/15	Eleven Months Ended 9/30/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$517,427	$1,605,248	$955,555
Net realized gain (loss) from:
Investments and foreign currency	(191,573)	512,936	(3,600,646)
Futures contracts	248,625	(3,940,521)	(1,903,274)
Options purchased	(19,325)	(26,600)	(231,600)
Options written	342,262	—	(71,872)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(930,022)	3,084,329	(3,692,925)
Futures contracts	(712,060)	1,343,980	(1,601,833)
Options purchased	(3,784)	—	—
Options written	4,123	—	—
Net increase (decrease) in net assets from operations	(744,327)	2,579,372	(10,146,595)
Distributions to Shareholders
From net investment income:
Class A Shares	(177,899)	—	(275,374)
Class C Shares	(110,814)	—	—
Class I Shares	(2,461,104)	—	(1,210,420)
From accumulated net realized gains:
Class A Shares	—	—	(154,299)
Class C Shares	—	—	(42,778)
Class I Shares	—	—	(512,252)
Return of capital:
Class A Shares	—	—	(122,590)
Class C Shares	—	—	—
Class I Shares	—	—	(538,850)
Decrease in net assets from distributions to shareholders	(2,749,817)	—	(2,856,563)
Fund Share Transactions
Proceeds from sale of shares	3,028,418	7,878,210	74,222,385
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,596,515	—	2,771,372
	5,624,933	7,878,210	76,993,757
Cost of shares redeemed	(10,198,039)	(55,577,770)	(192,374,424)
Net increase (decrease) in net assets from Fund share transactions	(4,573,106)	(47,699,560)	(115,380,667)
Net increase (decrease) in net assets	(8,067,250)	(45,120,188)	(128,383,825)
Net assets at the beginning of period	97,001,170	142,121,358	270,505,183
Net assets at the end of period	$88,933,920	$97,001,170	$142,121,358
Undistributed (Over-distribution of) net investment income at the end of period	$189,815	$2,422,205	$(3,473)

See accompanying notes to financial statements.

18	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	19

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (2/11)
Year Ended 9/30:
2015(i)	$10.96	$0.05	$(0.15)	$(0.10)	$(0.31)	$—	$—	$(0.31)	$10.55
2014(h)	10.69	0.15	0.12	0.27	—	—	—	—	10.96
Year Ended 10/31:
2013	11.29	0.03	(0.53)	(0.50)	(0.04)	(0.03)	(0.03)	(0.10)	10.69
2012	11.22	0.02	0.25	0.27	(0.03)	(0.17)	—	(0.20)	11.29
2011(d)	10.59	0.04	0.59	0.63	—	—	—	—	11.22
Class C (2/11):
Year Ended 9/30:
2015(i)	10.76	0.01	(0.15)	(0.14)	(0.22)	—	—	(0.22)	10.40
2014(h)	10.57	0.07	0.12	0.19	—	—	—	—	10.76
Year Ended 10/31:
2013	11.17	(0.05)	(0.52)	(0.57)	—	(0.03)	—	(0.03)	10.57
2012	11.17	(0.07)	0.24	0.17	—	(0.17)	—	(0.17)	11.17
2011(d)	10.59	— *	0.58	0.58	—	—	—	—	11.17
Class I (12/09)
Year Ended 9/30:
2015(i)	11.01	0.06	(0.14)	(0.08)	(0.34)	—	—	(0.34)	10.59
2014(h)	10.72	0.17	0.12	0.29	—	—	—	—	11.01
Year Ended 10/31:
2013	11.32	0.06	(0.53)	(0.47)	(0.06)	(0.03)	(0.04)	(0.13)	10.72
2012	11.25	0.05	0.25	0.30	(0.06)	(0.17)	—	(0.23)	11.32
2011	10.62	0.14	0.59	0.73	(0.08)	(0.02)	—	(0.10)	11.25
2010(e)	10.00	0.02	0.60	0.62	—	—	—	—	10.62

20	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(f)		Net Investment Income (Loss)		Expenses(f)		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

(0.90)%	$5,488	1.18	%**	0.93	%**	1.18	%**	0.93	%**	41%
2.53	7,241	1.19	**	1.46	**	1.16	**	1.50	**	36

(4.44)	24,710	1.21		0.23		1.17		0.26		220
2.45	59,751	1.19		0.13		1.18		0.14		189
5.95	3,558	1.67	**	0.06	**	1.19	**	0.54	**	177

(1.25)	4,767	1.93	**	0.19	**	1.93	**	0.19	**	41
1.80	5,744	1.94	**	0.67	**	1.91	**	0.70	**	36

(5.12)	10,131	1.96		(0.47)		1.92		(0.43)		220
1.55	15,045	1.93		(0.65)		1.93		(0.65)		189
5.48	475	2.31	**	(0.37	)**	1.94	**	—	***	177

(0.73)	78,679	0.93	**	1.20	**	0.93	**	1.20	**	41
2.71	84,016	0.94	**	1.66	**	0.91	**	1.68	**	36

(4.18)	107,280	0.96		0.49		0.92		0.53		220
2.69	195,709	0.94		0.41		0.93		0.43		189
6.95	48,860	1.18		1.01		0.94		1.25		177
6.20	27,300	4.14	**	(1.83	)**	0.92	**	1.39	**	156

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 24, 2011 (commencement of operations) through October 31, 2011.
(e)	For the period December 30, 2009 (commencement of operations) through October 31, 2010.
(f)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the eleven months ended September 30, 2014.
(i)	For the six months ended March 31, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.
***	Annualized ratio rounds to less than 0.01%.

See accompanying notes to financial statements.

Nuveen Investments	21

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tactical Market Opportunities Fund (the “Fund”), as a diversified fund, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

The end of the reporting period for the Fund is March 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2015 (“the current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objective and Principal Investment Strategies

The Fund seeks to earn a positive total return over a reasonable period of time, regardless of market conditions. Under normal market conditions, the Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, on an annualized basis. The Fund seeks to outperform the Treasury Bill Index over a reasonable period of time, although there is no guarantee that it will be able to do so. The Fund seeks to achieve its objective by investing its assets across the following asset classes: U.S., international and emerging market equity and debt securities (including high yield debt securities), commodities, currencies, high quality, short-term debt securities and money market funds.

The Fund gains exposure to the aformentioned asset classes (i) by investing in derivative instruments and exchange-traded funds (“ETFs”), (ii) by creating custom baskets of equity and debt securities, where each basket is designed to track the performance of a particular securities index (such as an industry, sector, country or region index) within certain parameters, and (iii) by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

The Fund will use derivative instruments such as options; futures contracts, including futures on equity and commodities indices, interest rate futures and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. Derivatives may be entered into on established exchanges, either in the U.S. or in non-U.S. countries, or through privately negotiated transactions referred to as over-the-counter derivatives. In using derivatives, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investment, pool of investments, index or currency) and short positions (the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency).

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

22	Nuveen Investments

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

ETFs are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Directors (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

The values of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

24	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Exchange-Traded Funds*	$36,636,536	$—	$—	$36,636,536
Sovereign Debt**	—	5,900,412	—	5,900,412
Short-Term Investments:
Money Market Funds	28,464,312	—	—	28,464,312
U.S. Government and Agency Obligations	—	17,582,946	—	17,582,946
Investments in Derivatives:
Futures Contracts***	(220,952)	—	—	(220,952)
Options Purchased	—	2,250	—	2,250
Options Written	—	(23,905)	—	(23,905)
Total	$64,879,896	$23,461,703	$—	$88,341,599
*	Refer to the Fund’s Portfolio of Investments for further information on the exchange-traded funds in which the Fund invests.
**	Refer to the Fund’s Portfolio of Investments for country classifications.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation),” on the Statement of Operations, when applicable.

Securities Lending

Effective February 26, 2015, the Fund is authorized to participate in a securities lending program. In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. The Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Fund’s custodian serves as the securities lending agent for the Fund. The Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities, when applicable. Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net”.

Although the Fund is authorized to participate in a securities lending program, and may do so in the future, it has not had any such transactions during the period February 26, 2015 through March 31, 2015.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

26	Nuveen Investments

During the current fiscal period, the Fund continued to invest in equity, interest rate and currency futures contracts, which were used to implement various absolute return, tactical market and hedging strategies.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$98,660,305
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity	Futures contracts	Cash collateral at brokers and receivable for variation margin on futures contracts*	$4,405	—	$—
		Cash collateral at brokers and receivable for variation margin on futures contracts*	(283,529)	Payable for variation margin on futures contracts*	67,650
Foreign Currency Exchange Rate	Futures contracts	Cash collateral at brokers and receivable for variation margin on futures contracts*	(16,818)	Payable for variation margin on futures contracts*	(81,838)
Interest rate	Futures contracts	Cash collateral at brokers and receivable for variation margin on futures contracts*	353,836	—	—
		—	—	Payable for variation margin on futures contracts*	(264,658)
Total			$57,894		$(278,846)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity	Futures contracts	$(1,269,061)	$(537,285)
Foreign currency exchange rate	Futures contracts	1,340,190	(281,086)
Interest rate	Futures contracts	177,496	106,311
Total		$248,625	$(712,060)

Options Transactions

The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options and/or swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the Fund used equity call and put options to generate return and manage the Fund. These options were purchased as a way to implement views on the direction of implied market volatility. The call options hedge against an increase in the market. The put options hedge against a decline in the market.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

Average notional amount of outstanding options purchased*	$273,000

Average notional amount of outstanding options written*	$(985,705)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Commodity	Options	—	$—	Options written, at value	$(18,380)
Equity price	Options	—	—	Options written, at value	(4,650)
Foreign currency exchange rate	Options	—	—	Options written, at value	(875)
Interest Rate	Options	Options purchased, at value	2,250		—
Total			$2,250		$(23,905)

The following table presents the options, which are subject to netting agreements, as well as the collateral delivered related to those options as of the end of the reporting period.

Counterparty	Options Purchased, at Value	Amounts Netted on Statement of Assets and Liabilities	Options Purchased, at Value	Collateral Pledged to Counterparty	Net Exposure
Goldman Sachs	$2,250	$—	$2,250	$—	$2,250

Counterparty	Options Written, at Value	Amounts Netted on Statement of Assets and Liabilities	Options Written, at Value	Collateral Pledged to Counterparty	Net Exposure
Goldman Sachs	$(23,905)	$—	$(23,905)	$23,905	$—

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
Commodity	Options written	$84,692	$471
Equity price	Options written	228,064	2,427
Equity price	Options purchased	(19,325)	—
Foreign currency exchange rate	Options written	—	1,225
Interest rate	Options purchased	—	(3,784)
Interest rate	Options written	29,506	—
Total		$322,937	$339

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to

28	Nuveen Investments

pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal periods were as follows:

	Six Months Ended 3/31/15		Eleven Months Ended 9/30/14		Year Ended 10/31/13
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	36,172	$389,585	80,152	$867,656	1,540,143	$17,207,933
Class C	6,105	65,082	49,935	526,640	476,113	5,242,160
Class I	240,300	2,573,751	599,354	6,483,914	4,629,081	51,772,292
Shares issued to shareholders due to reinvestment of distributions:
Class A	16,235	170,628	—	—	48,593	542,276
Class C	10,524	109,239	—	—	3,683	40,811
Class I	219,587	2,316,648	—	—	195,863	2,188,285
	528,923	5,624,933	729,441	7,878,210	6,893,476	76,993,757
Shares redeemed:
Class A	(192,978)	(2,076,340)	(1,730,668)	(18,591,441)	(4,571,350)	(50,299,290)
Class C	(92,109)	(972,167)	(474,615)	(5,035,840)	(867,879)	(9,446,801)
Class I	(658,869)	(7,149,532)	(2,975,795)	(31,950,489)	(12,103,107)	(132,628,333)
	(943,956)	(10,198,039)	(5,181,078)	(55,577,770)	(17,542,336)	(192,374,424)
Net increase (decrease)	(415,033)	$(4,573,106)	(4,451,637)	$(47,699,560)	(10,648,860)	$(115,380,667)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, were as follows:

Purchases	$18,890,697
Sales and maturities	24,421,956

Transactions in options written during the current fiscal period, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	15,190	669,654
Options terminated in closing purchase transactions	(5,329)	(300,344)
Options expired	(8,543)	(341,282)
Options outstanding, end of period	1,318	$28,028

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

As of March 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$88,119,146
Gross unrealized:
Appreciation	$2,681,409
Depreciation	(2,216,349)
Net unrealized appreciation (depreciation) of investments	$465,060

Permanent differences, primarily due to federal taxes paid and foreign currency transactions, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2014, the Fund’s last tax year end, as follows:

Capital paid-in	$(45,840)
Undistributed (Over-distribution of) net investment income	820,430
Accumulated net realized gain (loss)	(774,590)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2014, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$2,426,465
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the periods indicated below, was designated for purposes of the dividends paid deduction as follows:

Eleven months ended September 30, 2014
Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—
Return of capital	—

Year ended October 31, 2013
Distributions from net ordinary income[1]	$2,049,542
Distributions from net long-term capital gains	145,581
Return of capital	661,440
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of September 30, 2014, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$8,810,155

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For net assets over $2 billion	0.5250

30	Nuveen Investments

The annual complex-level fee, payable monthly, for the Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for the Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2015, the complex-level fee for the Fund was 0.1712%.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$259
Paid to financial intermediaries	227

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$648

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$1,720

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$173

Nuveen Investments	31

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

32	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: An unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Chicago Board Options Exchange (CBOE) Volatility Index (the “VIX”): A measure of market expectations of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	33

Notes

34	Nuveen Investments

Notes

Nuveen Investments	35

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FTMO-0315P        8103-INV-B-05/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 4, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 4, 2015